UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2007
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-3261	58-2555670

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE
IntercontinentalExchange, Inc. (“ICE”) filed a Current Report on Form 8-K dated March 12, 2007 (the “Form 8-K”) announcing that it posted on its website the audited Consolidated Financial Statements of Board of Trade of the City of New York, Inc. (“NYBOT”), ICE’s wholly-owned subsidiary, for the years ended December 31, 2006, 2005 and 2004. ICE hereby amends the Form 8-K to include the financial statements listed below. A copy of NYBOT’s Consolidated Financial Statements are furnished as Exhibit 99.1 to this Current Report of Form 8-K/A.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
The following exhibits are filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1	Consolidated Financial Statements of Board of Trade of the City of New York, Inc. and Subsidiary for the years ended December 31, 2006, 2005 and 2004.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.
/s/ Richard V. Spencer
Richard V. Spencer
Senior Vice President, Chief Financial Officer

Date: March 13, 2007

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1	Consolidated Financial Statements of Board of Trade of the City of New York, Inc. and Subsidiary for the years ended December 31, 2006, 2005 and 2004.